Exhibit 99.1

Investor Inquiries:

Andrea Clegg, NightHawk Radiology Holdings, Inc.

(866) 400-4295

(208) 292-2818

aclegg@nighthawkrad.net

NightHawk Radiology Holdings, Inc. Announces Fourth Quarter 2009 Results

SCOTTSDALE, Arizona, February 17, 2010 – NightHawk Radiology Holdings, Inc. (NASDAQ: NHWK), the leading provider of radiology solutions to radiology groups across the United States, today announced its financial results for fourth quarter 2009.

Fourth Quarter 2009 Highlights

•	Revenue was $37.9 million driven by total scan volume of 770,000 scans.

•	Total scan volume increased 7% from the year ago quarter.

•	Final scan volumes increased 43% from the year ago quarter.

•

Adjusted net income was $2.3 million, or $0.09 per diluted share. Adjusted net income excludes non-cash charges for stock compensation, amortization of intangible assets, losses on cancelled interest rate swap contracts, mark to market adjustments on interest rate hedge contracts, malpractice reserve adjustments and true-up of deferred taxes on a previous goodwill impairment charge.

•	GAAP net income was $0.7 million, or $0.03 per diluted share. A reconciliation of adjusted net income to GAAP net income is included in the tables attached to this press release.

•	Cash flow from operations was $6.8 million and free cash flow generated during the quarter was $4.5 million.

•	Cash and investments at December 31, 2009 totaled $32.3 million.

“We are pleased to report adjusted EPS of 9 cents, in the middle of our guidance range in our seasonally slowest quarter of the year. We also reported solid year over year growth in our total scan volumes and particularly our finals volumes. While the growth in our scan volumes is encouraging, we continue to focus on improving the efficiency and effectiveness of our company as we position ourselves to compete in our evolving marketplace,” said David Engert, the company’s president and chief executive officer.

First Quarter 2010 Outlook

The company expects to see typical seasonality in the first quarter of 2010. Volumes are expected to be essentially flat sequentially from the fourth quarter of 2009, but revenue and earnings are expected to be sequentially lower as a result of the impact of price declines. Specifically, revenue for the first quarter of 2010 is expected to be in the range of $35.5 to $37.5 million and adjusted EPS is expected to be in the range of 4 to 6 cents.

Forward Looking Statements

This press release contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995. These include statements regarding the company’s outlook on its scan volume, revenue and adjusted earnings per share for future periods. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made, including the risks associated with general economic conditions, competitive conditions in the radiology industry, and regulatory risks. Other factors that could cause operating and financial results to differ are described in the company’s periodic reports filed with the Securities and Exchange Commission (“SEC”). Other risks may be detailed from time to time in reports to be filed with the SEC. NightHawk does not undertake any obligation to publicly update its forward- looking statements based on events or circumstances after the date hereof.

Earnings Conference Call

The fourth quarter conference call will be held today, February 17, 2010 at 4:30 p.m. eastern time. A live webcast of the conference call, as well as a replay, will be available online on the company’s corporate website at http://www.nighthawkrad.net. Participants can also access the call by dialing (877)941-8609 or (480)629-9818 (for international callers). A replay of the call will be available approximately two hours after the conclusion of the call and will remain available until midnight eastern time on Friday, March 12, 2010. To access the replay, dial (800)406-7325 or (303)590-3030 (for international callers) and enter the conference ID number: 4207698.

About NightHawk

NightHawk Radiology (Nasdaq: NHWK) is leading the transformation of the practice of radiology by providing high-quality, cost-effective solutions to radiology groups throughout the United States. NightHawk provides the most complete suite of solutions, including professional services, business services, and its advanced, proprietary clinical workflow technology, all designed to increase efficiencies and improve the quality of patient care and the lives of physicians who provide it. NightHawk’s team of U.S. board-certified, state-licensed, and hospital-privileged physicians located in the United States, Australia, and Switzerland, provides services 24 hours a day, seven days a week, to approximately 26% of all hospitals in the United States. For more information, visit http://www.nighthawkrad.net.

Presentation of Non-GAAP Financial Information

The presentation of adjusted net income and adjusted earnings per diluted share are not measures of financial performance under GAAP and should not be considered a substitute for or superior to GAAP. Management believes these non-GAAP financial measures provide useful information to both management and investors by excluding certain expenses that may not be indicative of our core results and provide consistency in financial reporting. Specifically, the company’s non-GAAP adjusted net income measure, and related adjusted earnings per diluted share, described in this release exclude (i) the non-cash charges related to our stock-based compensation, (ii) the non-cash expense associated with the amortization of intangibles associated with acquisitions, (iii) the non-cash expenses (or credits) associated with adjustments to our IBNR reserve (incurred but not reported medical liability reserves), (iv) the non-cash charges for goodwill impairment and related tax benefit, (v) the non-cash charge for the amortization of losses incurred on cancelled interest rate swap contracts, (vi) the non-cash gain (or loss) resulting from mark to market adjustments of our ineffective interest rate hedge contracts, and (vii) the non-cash charges and adjustments for restructuring activities, including severance. We exclude the non-cash charges related to our stock-based compensation due to the varying valuation methodologies, subjective assumptions and the variety of types of awards that companies can use when applying The Compensation Topic of the FASB Accounting Standards Codification (Topic 718) along with the fact that a substantial portion of our outstanding options and restricted stock units are held by our independent contractor physicians and require accounting treatment that differs from the accounting treatment for options and restricted stock units held by employees.

The company provides non-GAAP adjusted net income and related adjusted earnings per diluted share as financial measures because management believes these measures provide greater transparency with respect to information used by management in its financial and operational decision making and to enhance investors’ overall understanding of our current financial performance and our future prospects. For reconciliation of our non-GAAP financial measures to the most applicable GAAP financial measure, please refer to the information included in the attached tables of this press release and in the Investor Relations section of our corporate website.

“NHWKF”

NIGHTHAWK RADIOLOGY HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS (unaudited)

	December 31, 2009	December 31, 2008
	(in thousands, except share data)
ASSETS

Current assets:
Cash and cash equivalents	$26,293	$47,160
Marketable securities	6,000	—
Trade accounts receivable, net	21,359	24,393
Deferred income taxes	910	855
Prepaid expenses and other current assets	4,702	6,231

Total current assets	59,264	78,639

Property and equipment, net	13,507	10,528
Goodwill	—	68,718
Intangible assets, net	72,550	79,616
Deferred income taxes	15,707	4,082
Other assets, net	4,646	3,566

Total	$165,674	$245,149

LIABILITIES

Current liabilities:
Accounts payable	$6,130	$6,327
Accrued expenses and other liabilities	3,473	3,617
Accrued payroll and related benefits	3,769	3,783
Long-term debt, due within one year	802	955

Total current liabilities	14,174	14,682

Insurance reserve	4,018	3,705
Long-term debt	77,404	93,145
Other liabilities	1,348	3,850

Total liabilities	96,944	115,382

STOCKHOLDERS’ EQUITY

Common stock-150,000,000 shares authorized; $.001 par value; 23,558,890 and 27,590,774 shares issued and outstanding	24	28
Additional paid-in capital	221,105	237,429
Retained earnings (deficit)	(151,659)	(103,516)
Accumulated other comprehensive loss	(740)	(4,174)

Total stockholders’ equity	68,730	129,767

Total	$165,674	$245,149

NIGHTHAWK RADIOLOGY HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

	Three months ended December 31,		Twelve months ended December 31,
	2009	2008	2009	2008
	(in thousands, except per share data)		(in thousands, except per share data)
Service revenue	$37,944	$39,720	$162,536	$167,607

Operating costs and expenses:
Professional services (includes non-cash compensation expense of $171, $162, $700 and $1,676)	17,190	15,662	72,368	68,932
Sales, general, and administrative (includes non-cash compensation expense of $26, $1,107, $3,290 and $6,654)	14,838	15,709	60,845	65,683
Depreciation and amortization	2,789	2,776	11,009	11,362
Goodwill impairment	—	—	68,718	—

Total operating costs and expenses	34,817	34,147	212,940	145,977

Operating income (loss)	3,127	5,573	(50,404)	21,630

Other income (expense):
Interest expense	(1,763)	(2,042)	(8,466)	(8,508)
Interest income	29	170	164	1,380
Other, net	(3)	95	(16)	197

Total other income (expense)	(1,737)	(1,777)	(8,318)	(6,931)

Income (loss) before income taxes	1,390	3,796	(58,722)	14,699

Income tax expense (benefit)	734	1,139	(10,578)	5,257

Net income (loss)	$656	$2,657	$(48,144)	$9,442

Earnings (loss) per common share:
Basic	$0.03	$0.09	$(1.89)	$0.32
Diluted	$0.03	$0.09	$(1.89)	$0.31
Weighted averages of common shares outstanding:
Basic	23,553,373	28,506,783	25,443,493	29,482,536
Diluted	24,574,278	29,516,571	25,443,493	30,561,942

NIGHTHAWK RADIOLOGY HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

	Twelve months ended December 31,
	2009	2008
	(in thousands)
Cash flows from operating activities:
Net income (loss)	$(48,144)	$9,442
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	11,009	11,362
Goodwill Impairment	68,718	—
Accretion of premiums on marketable securities	(11)	(21)
Amortization of debt issuance costs and effect of interest rate swaps	3,830	648
Loss on disposal of fixed assets and other, net	103	646
Deferred income taxes	(13,804)	(1,210)
Non-cash stock compensation expense	3,990	8,330
Excess Tax benefit from exercise of stock options	(32)	(234)
Provision for doubtful accounts	583	1,127
Other, net	—	—
Changes in operating assets and liabilities (excluding effects of acquisitions):

Trade accounts receivable, net	2,545	371
Prepaid expenses and other assets	1,389	(3,420)
Accounts payable	(454)	527
Accrued expenses and other liabilities	(1,205)	346
Accrued payroll and related benefits	(140)	1,173

Net cash provided by operating activities	28,377	29,087

Cash flows from investing activities:
Purchase of marketable securities	(13,988)	(26,390)
Proceeds from maturities of marketable securities	8,000	33,755
Proceeds from sale of marketable securities	—	23,303
Purchase of property and equipment	(6,699)	(4,757)
Cash paid for acquisitions	—	(7,650)

Net cash provided by (used in) investing activities	(12,687)	18,261

Cash flows from financing activities:
Repayment of debt	(15,894)	(5,400)
Settlement of interest rate swaps	—	(5,331)
Proceeds from exercise of stock options	134	559
Excess tax benefit from exercise of stock options	32	234
Purchase and retirement of common stock	(20,342)	(22,206)
Debt amendment costs	(434)	—
Cash exchange for stock options	(53)	—

Net cash used in financing activities	(36,557)	(32,144)

Net increase (decrease) in cash and cash equivalents	(20,867)	15,204
Cash and cash equivalents—beginning of period	47,160	31,956

Cash and cash equivalents—end of period	$26,293	$47,160

NIGHTHAWK RADIOLOGY HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

RECONCILIATION BETWEEN GAAP AND ADJUSTED NET INCOME

	Three months ended
	December 31, 2009			December 31, 2008
	(in thousands, except share data)			(in thousands, except share data)
	GAAP	Adjustments	As Adjusted	GAAP	Adjustments	As Adjusted
Service revenue	$37,944	—	$37,944	$39,720	—	$39,720

Operating costs and expenses:
Professional services (1)	17,190	44	17,234	15,662	170	15,832
Sales, general, and administrative (2)	14,838	(26)	14,812	15,709	(1,107)	14,602
Depreciation and amortization (3)	2,789	(1,728)	1,061	2,776	(1,869)	907
Goodwill impairment	—	—	—	—	—	—

Total operating costs and expenses	34,817	(1,710)	33,107	34,147	(2,806)	31,341

Operating income	3,127	1,710	4,837	5,573	2,806	8,379

Other income (expense):
Interest expense (4)	(1,763)	471	(1,292)	(2,042)	—	(2,042)
Interest income	29	—	29	170	—	170
Other, net	(3)	—	(3)	95	—	95

Total other income (expense)	(1,737)	471	(1,266)	(1,777)	—	(1,777)

Income before income taxes	1,390	2,181	3,571	3,796	2,806	6,602

Income tax expense (5)	734	560	1,294	1,139	1,397	2,536

Net income	$656	$1,621	$2,277	$2,657	$1,409	$4,066

Earnings per share:
Basic	$0.03		$0.10	$0.09		$0.14
Diluted	$0.03		$0.09	$0.09		$0.14
Weighted average of shares outstanding:
Basic	23,553,373		23,553,373	28,506,783		28,506,783
Diluted	24,574,278		24,574,278	29,516,571		29,516,571

(1)	Adjustments to the 2009 GAAP amounts represent $171 of non-cash stock compensation expense and a credit to expense of $215 associated with adjustments to our incurred but not reported medical liability reserves (“IBNR”). The 2008 adjustments to GAAP amounts represent $162 of non-cash stock compensation expense and a credit to expense of $332 associated with adjustments to our IBNR reserves.
(2)	Adjustments to the 2009 GAAP amounts represent $26 of non-cash stock compensation expense. The 2008 adjustments to GAAP amounts represent $1,107 of non-cash stock compensation expense.
(3)	Adjustments to 2009 and 2008 GAAP amounts represent non-cash expense associated with the amortization of intangibles associated with acquisitions.
(4)	Adjustments to the 2009 GAAP amounts represent $670 of amortization of losses incurred on interest rate swap contracts canceled in 2008 and $199 gain resulting from mark to market adjustments of two ineffective interest rate hedge contracts.
(5)	Represents the tax effect on the adjustments to GAAP. Additionally, in 2009, $284 of expense represents a true up of the tax benefit associated with the goodwill impairment to reflect a change in our effective annual tax rate, and in 2008 we adjusted out a tax credit of $358 from a change in tax methodology for prior periods.

NIGHTHAWK RADIOLOGY HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

RECONCILIATION BETWEEN GAAP AND ADJUSTED NET INCOME

	Twelve months ended
	December 31, 2009			December 31, 2008
	(in thousands, except share data)			(in thousands, except share data)
	GAAP	Adjustments	As Adjusted	GAAP	Adjustments	As Adjusted
Service revenue	$162,536	—	$162,536	$167,607	—	$167,607

Operating costs and expenses:
Professional services (1)	72,368	(1,013)	71,355	68,932	(2,345)	66,587
Sales, general, and administrative (2)	60,845	(3,342)	57,503	65,683	(7,832)	57,851
Depreciation and amortization (3)	11,009	(7,066)	3,943	11,362	(7,516)	3,846
Goodwill impairment	68,718	(68,718)	—	—	—	—

Total operating costs and expenses	212,940	(80,139)	132,801	145,977	(17,693)	128,284

Operating income (loss)	(50,404)	80,139	29,735	21,630	17,693	39,323

Other income (expense):
Interest expense (4)	(8,466)	3,022	(5,444)	(8,508)	—	(8,508)
Interest income	164	—	164	1,380	—	1,380
Other, net	(16)	—	(16)	197	—	197

Total other income (expense)	(8,318)	3,022	(5,296)	(6,931)	—	(6,931)

Income (loss) before income taxes	(58,722)	83,161	24,439	14,699	17,693	32,392

Income tax expense (benefit) (5)	(10,578)	20,003	9,425	5,257	7,094	12,351

Net income (loss)	$(48,144)	$63,158	$15,014	$9,442	$10,599	$20,041

Earnings (loss) per share:
Basic	$(1.89)		$0.59	$0.32		$0.68
Diluted	$(1.89)		$0.58	$0.31		$0.66
Weighted average of shares outstanding:
Basic	25,443,493		25,443,493	29,482,536		29,482,536
Diluted	25,443,493		26,066,784	30,561,942		30,561,942

(1)	Adjustments to the 2009 GAAP amounts represent $700 of non-cash stock compensation expense and $313 of non-cash expense associated with adjustments to our incurred but not reported medical liability reserves (“IBNR”). The 2008 adjustments to GAAP amounts represent $1,676 of non-cash stock compensation expense and $669 of non-cash expense associated with adjustments to our IBNR reserves.
(2)	Adjustments to the 2009 GAAP amounts represent $3,290 of non-cash stock compensation expense and $52 of restructuring charges and adjustments. The 2008 adjustments to GAAP amounts represent $6,654 of non-cash stock compensation expense, $703 of restructuring charges, $164 of employee severance expense and $311 of non-cash fixed asset charges associated with a restructuring event.
(3)	Adjustments to the 2009 and 2008 GAAP amounts represent non-cash expense associated with the amortization of intangibles associated with acquisitions.
(4)	Adjustments to the 2009 GAAP amounts represent $3,322 of amortization of losses incurred on interest rate swap contracts canceled in 2008 and $300 gain resulting from mark to market adjustments of two ineffective interest rate hedge contracts.
(5)	Represents the tax effect on the adjustments to GAAP. Additionally, in 2008 we adjusted out a tax credit of $358 from a change in tax methodology for prior periods.

NIGHTHAWK RADIOLOGY HOLDINGS, INC. AND SUBSIDIARIES

HISTORICAL VOLUMES

			Growth Rates
Quarter	Year	Total Volumes	Sequential	Year over Year
Q1	2008	745,075	2%	54%
Q2	2008	780,108	5%	7%
Q3	2008	791,613	1%	1%
Q4	2008	718,299	(9)%	(2)%

FY	2008	3,035,095	11%	11%

Q1	2009	722,321	1%	(3)%
Q2	2009	817,315	13%	5%
Q3	2009	864,898	6%	9%
Q4	2009	769,789	(11)%	7%

FY	2009	3,174,323	5%	5%